Income taxes	12 Months Ended
Mar. 31, 2017
Income Tax Disclosure [Abstract]
Income taxes

21.	Income taxes

Domestic and foreign components of income (loss) before income taxes and the provision for current and deferred income taxes attributable to such income are summarized as follows:

	Yen in millions
	Fiscal year ended March 31
	2015	2016	2017
Income (loss) before income taxes:
Sony Corporation and all subsidiaries in Japan	(88,855)	149,256	166,158
Foreign subsidiaries	128,584	155,248	85,461

	39,729	304,504	251,619

Income taxes — Current:
Sony Corporation and all subsidiaries in Japan	40,321	41,080	49,739
Foreign subsidiaries	40,430	53,498	50,521

	80,751	94,578	100,260

Income taxes — Deferred:
Sony Corporation and all subsidiaries in Japan	(3,306)	(1,745)	11,478
Foreign subsidiaries	11,288	1,956	12,320

	7,982	211	23,798

Total income tax expense	88,733	94,789	124,058

A reconciliation of the differences between the Japanese statutory tax rate and the effective tax rate is as follows:

	Fiscal year ended March 31
	2015	2016	2017
Statutory tax rate	36.0%	33.6%	31.7%
Non-deductible expenses	16.1	1.6	2.3
Income tax credits	(1.4)	(2.0)	(2.9)
Change in statutory tax rate	(66.7)	(3.3)	0.3
Change in valuation allowances	221.1	10.7	7.3
Change in deferred tax liabilities on undistributed earnings of foreign subsidiaries and corporate joint ventures	17.4	(0.8)	(1.4)
Lower tax rate applied to life and non-life insurance business in Japan	(24.6)	(2.3)	(2.2)
Foreign income tax differential	(79.7)	(6.9)	(3.0)
Adjustments to tax reserves	(23.1)	0.7	(1.1)
Effect of equity in net income (loss) of affiliated companies	0.1	0.0	0.0
Impairment of goodwill in the Pictures segment	—	—	15.0
Tax benefit related to intraperiod tax allocation	(27.2)	—	—
Impairment of goodwill related to mobile communications business	159.5	—	—
Other	(4.2)	(0.2)	3.3

Effective income tax rate	223.3%	31.1%	49.3%

In March 2015, the Japanese legislature enacted tax law changes which included further lowering of the national corporate tax rate, limiting the annual use of net operating loss carryforwards to 65% of taxable income for the periods ended March 31, 2016 and 2017 and to 50% of taxable income for periods beginning on or after April 1, 2017, and increasing the net operating loss carryforward period from nine to ten years for losses incurred in the tax years beginning on or after April 1, 2017. As a result, the statutory tax rate for the fiscal year ended March 31, 2016 was approximately 33%. The limitation on the use of net operating loss carryforwards, however, may result in cash tax payments being due if there is taxable income in Japan even though Sony Corporation and its national tax filing group in Japan have significant net operating loss carryforwards available. In addition, the limitation on the use of losses, when combined with the relatively short carryforward period, increases the risk of some net operating loss carryforwards expiring unutilized. The impact of the tax law changes resulted in a net deferred tax benefit of 26,588 million yen for the fiscal year ended March 31, 2015, primarily due to a reduction to the deferred tax liabilities in the insurance business in Japan.

In March 2016, the Japanese legislature enacted tax law changes which included further lowering of the national corporate tax rate, limiting the annual use of net operating loss carryforwards to 60% of taxable income for the period ended March 31, 2017, to 55% of taxable income for the period ending March 31, 2018, and to 50% of taxable income for periods beginning on or after April 1, 2018. As a result, the statutory tax rate from the fiscal year ending March 31, 2017 onward will be approximately 31.5%. The impact of the tax law changes resulted in a net deferred tax benefit of 10,735 million yen for the fiscal year ended March 31, 2016, primarily due to a reduction to the deferred tax liabilities in the insurance business in Japan.

Under the accounting guidance for intraperiod tax allocation, Sony is required to consider all items of income (including items recorded in other comprehensive income) in determining the amount of tax benefit that should be allocated to a loss from continuing operations. During the fiscal year ended March 31, 2015, Sony Corporation and its national tax filing group in Japan and certain other jurisdictions incurred a loss from continuing operations while also recording other comprehensive income. As a result, Sony allocated 10,799 million yen of tax benefit to continuing operations, which was exactly offset by additional income tax expense in other comprehensive income. The total income tax provision did not change and these jurisdictions continue to be impacted by the full valuation allowance on deferred tax assets. During the fiscal years ended March 31, 2016 and 2017, there were no applications of the intraperiod allocation rules as no jurisdictions met the necessary criteria.

The significant components of deferred tax assets and liabilities are as follows:

	Yen in millions
	March 31
	2016	2017
Deferred tax assets:
Operating loss carryforwards for tax purposes	483,590	455,555
Accrued pension and severance costs	131,262	112,075
Film costs	175,439	181,243
Warranty reserves and accrued expenses	96,327	110,475
Future insurance policy benefits	27,419	30,884
Inventory	38,219	16,322
Depreciation	48,339	47,485
Tax credit carryforwards	145,011	134,427
Reserve for doubtful accounts	10,179	10,887
Impairment of investments	47,083	52,451
Deferred revenue in the Pictures segment	16,336	27,294
Other	140,218	158,420

Gross deferred tax assets	1,359,422	1,337,518
Less: Valuation allowance	(1,055,858)	(1,051,964)

Total deferred tax assets	303,564	285,554

Deferred tax liabilities:
Insurance acquisition costs	(144,207)	(160,308)
Future insurance policy benefits	(132,521)	(147,159)
Unbilled accounts receivable in the Pictures segment	(99,625)	(113,997)
Unrealized gains on securities	(97,745)	(78,643)
Intangible assets acquired through stock exchange offerings	(23,794)	(23,794)
Undistributed earnings of foreign subsidiaries and corporate joint ventures	(35,666)	(26,473)
Investment in M3	(33,933)	(34,775)
Other	(53,750)	(34,271)

Gross deferred tax liabilities	(621,241)	(619,420)

Net deferred tax liabilities	(317,677)	(333,866)

Based on the weight of the available positive and negative evidence, for the fiscal year ended March 31, 2017, Sony continued to maintain valuation allowances against the deferred tax assets at Sony Corporation and its national tax filing group in Japan, as well as at Sony Americas Holding Inc. (“SAHI”) and its consolidated tax filing group, Sony Mobile Communications in Sweden, Sony Europe Limited (“SEU”) in the U.K., certain subsidiaries in Brazil, and certain subsidiaries in other tax jurisdictions.

The net changes in the total valuation allowance was an increase of 50,092 million yen for the fiscal year ended March 31, 2015, and decreases of 21,764 million yen and 3,894 million yen for the fiscal years ended March 31, 2016 and 2017, respectively.

The increase in the valuation allowances during the fiscal year ended March 31, 2015 was primarily due to increasing tax credit carryforwards at SAHI and its consolidated tax filing group in the U.S. and continuing losses at Sony Corporation and its national tax filing group in Japan.

The decrease in the valuation allowances during the fiscal year ended March 31, 2016 was primarily due to the effect of foreign currency translation adjustments at SAHI and its consolidated tax filing group in the U.S. and the reversal of valuation allowances for local tax purposes for certain Japanese subsidiaries based on the weight of the available positive and negative evidence, including the strength of earnings in recent years and their forecast of continuing profits. These decreases were partially offset by an increase in the valuation allowance for accrued pension and severance costs in the national tax filing group in Japan.

The decrease in the valuation allowances during the fiscal year ended March 31, 2017 was primarily due to the use of net operating loss carryforwards for the national tax filing group in Japan.

Net deferred tax assets (net of valuation allowance) and liabilities are included in the consolidated balance sheets as follows:

	Yen in millions
	March 31
	2016	2017
Current assets — Deferred income taxes	40,940	—
Other assets — Deferred income taxes	97,639	98,958
Current liabilities — Other	(5,330)	—
Long-term liabilities — Deferred income taxes	(450,926)	(432,824)

Net deferred tax liabilities	(317,677)	(333,866)

At March 31, 2017, deferred income taxes have not been provided on undistributed earnings of foreign subsidiaries and corporate joint ventures not expected to be remitted in the foreseeable future totaling 742,924 million yen, and on the gain of 61,544 million yen on a subsidiary’s sale of stock arising from the issuance of common stock of Sony Music Entertainment (Japan) Inc. in a public offering to third parties in November 1991, as Sony does not anticipate any significant tax consequences on the possible future disposition of its investment based on its tax planning strategies.

At March 31, 2017, Sony had net operating loss carryforwards, the tax effect of which totaled 455,555 million yen, which may be available as an offset against future taxable income on tax returns to be filed in various tax jurisdictions. With the exception of 140,885 million yen with no expiration period, substantially all of the total net operating loss carryforwards expire at various dates between the fiscal years ending March 31, 2018 and 2024, and the remaining amounts have expiration periods up to 20 years depending on the jurisdiction.

Tax credit carryforwards at March 31, 2017 amounted to 134,427 million yen. With the exception of 20,022 million yen with no expiration period, substantially all of the total available tax credit carryforwards expire at various dates between the fiscal years ending March 31, 2018 and 2027.

A reconciliation of the beginning and ending gross amounts of unrecognized tax benefits is as follows:

	Yen in millions
	March 31
	2015	2016	2017
Balance at beginning of the fiscal year	222,318	165,434	114,126
Reductions for tax positions of prior years	(2,898)	(34,261)	(558)
Additions for tax positions of prior years	9,532	6,253	13,353
Additions based on tax positions related to the current year	3,740	4,299	8,231
Settlements	(75,272)	(12,556)	(8,300)
Lapse in statute of limitations	(4,320)	(8,229)	(3,454)
Foreign currency translation adjustments	12,334	(6,814)	(3,869)

Balance at end of the fiscal year	165,434	114,126	119,529

Total net amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate	93,538	49,323	45,987

The major changes in the total gross amount of unrecognized tax benefit balances relate to transfer pricing adjustments, including as a result of the Bilateral Advance Pricing Agreements (“APAs”) and competent authority requests filed for certain subsidiaries in the MC, G&NS, IP&S, HE&S, Semiconductors and Components segments and All Other, with respect to the intercompany cross-border transactions. The APAs include agreements between Sony and two taxing authorities under the authority of the mutual agreement procedure specified in income tax treaties. Sony reviews its estimated tax expense based on the progress made in these procedures, and the progress of transfer pricing audits generally, and makes adjustments to its estimates as necessary. In addition, the APAs are government to government negotiations, and therefore it is possible that the final outcomes of the agreements may differ from Sony’s current assessment of the more-likely-than-not outcomes of such agreements.

During the fiscal year ended March 31, 2015, Sony recorded 1,023 million yen of interest expense and reversed 376 million yen of penalties. At March 31, 2015, Sony had recorded liabilities of 10,035 million yen and 3,684 million yen for the payments of interest and penalties, respectively.

During the fiscal year ended March 31, 2016, Sony reversed 774 million yen of interest expense and recorded 674 million yen of penalties. At March 31, 2016, Sony had recorded liabilities of 9,261 million yen and 4,358 million yen for the payments of interest and penalties, respectively.

During the fiscal year ended March 31, 2017, Sony recorded 474 million yen of interest expense and reversed 597 million yen of penalties. At March 31, 2017, Sony had recorded liabilities of 9,735 million yen and 3,761 million yen for the payments of interest and penalties, respectively.

Sony operates in multiple jurisdictions throughout the world, and its tax returns are periodically audited by Japanese and foreign taxing authorities. As a result of audit settlements, the conclusion of current examinations, the expiration of the statute of limitations in several jurisdictions and other reevaluations of Sony’s tax positions, it is expected that the amount of unrecognized tax benefits will change in the next twelve months. Accordingly, Sony believes it is reasonably possible that its existing unrecognized tax benefits may be reduced by an amount up to 24,553 million yen within the next twelve months.

Sony remains subject to examinations by Japanese taxing authorities for tax years from 2008 through 2016, and by the U.S. and other material foreign taxing authorities for tax years from 2013 through 2016.